SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS RREEF Real Assets Fund

The following is added to the disclosure under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:

Effective October 1, 2022, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% on the first $500 million of the fund’s average daily net assets, 0.785% on the next $1.5 billion of the fund’s average daily net assets, 0.775% on the next $1.5 billion of the fund’s average daily net assets, 0.750% on the next $3 billion of the fund’s average daily net assets, and 0.725% of the fund’s average daily net assets thereafter. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% on the first $500 million of the fund’s average daily net assets, 0.785% on the next $1.5 billion of the fund’s average daily net assets, 0.775% on the next $1.5 billion of the fund’s average daily net assets, and 0.750% of the fund’s average daily net assets thereafter.

Effective October 1, 2022, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:

Fund Name	Management Fee Rate
DWS RREEF Real Assets Fund	First $500 million 0.800% Next $1.5 billion 0.785% Next $1.5 billion 0.775% Next $3.0 billion 0.750% Thereafter 0.725%

Please Retain This Supplement for Future Reference.

September 26, 2022
SAISTKR22-28